UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

(a)

SP Funds S&P 500 Sharia Industry Exclusions ETF
Ticker: SPUS

SP Funds Dow Jones Global Sukuk ETF
Ticker: SPSK

SP Funds S&P Global REIT Sharia ETF
Ticker: SPRE

Annual Report

November 30, 2021

TABLE OF CONTENTS

A Message to our Shareholders	1
Performance Summaries	11
Portfolio Allocation	14
Schedules of Investments	15
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	42
Expense Examples	43
Statement Regarding Liquidity Risk Management Program	45
Trustees and Executive Officers	46
Additional Information	48

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

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SP Funds

SHAREHOLDER LETTER

The Sharia ETF

Dear Shareholders,

The SP Funds S&P 500 Sharia Industry Exclusions ETF (SPUS) (the “Sharia ETF”), a faith-based, broad market equity fund, was launched on December 18, 2019, with a view to providing a broad exposure to Sharia-compliant U.S. stocks. The Sharia ETF seeks to track the performance of the S&P 500 Shariah Industry Exclusions Index, which is a subset of the S&P 500® Index (the “S&P 500”). The Sharia ETF offers high-income potential with a dividend yield for the period of 0.96% while offering a good relative defensive characteristic and a strong growth profile.

The Sharia investing style uses negative screening against companies which are engaged in socially injurious activities like alcohol, gambling, interest or weapons. The Sharia ETF also filters out the companies with higher leverage. Generally, higher leverage is used to counter agency problems in the companies with governance issues, which when screened out, results in constituents having relatively better corporate governance. The companies with higher carbon emissions, including oil and gas and utilities related companies are capital intensive and are also filtered out by Sharia screens.

The S&P 500 gained 27.92% for the one-year period ended November 30, 2021. The Dow Jones Industrial Average (DJIA) gained 16.35%, while the Nasdaq Composite gained 27.37% for the same period. The year 2021 was defined by only one correction in a bull market which remained intact. The S&P 500 surged almost 28% in the year from November 30, 2020. The S&P 500 fell 6.5% in a three-week span in September—nearly qualifying as a market correction—before once again rallying into the end of the year. The Sharia ETF performed well in this strange year under a variety of different market conditions, finishing the calendar year with a 30.14% gain, outperforming the S&P 500 by 6.96%. The Sharia ETF gained 35.40% for the fiscal year ended November 30, 2021, compared to 27.92% for the S&P 500 for the same period. Time and again, investors brushed off news that could have derailed stocks in years past. In fact, the S&P 500 notched 70 all-time highs in 2021, a record that is second only to 1995. The market recovery was bedraggled by inflation, widespread supply chain issues and increasing swoon on potential tapering. The Sharia ETF’s lower exposure to highly leveraged companies, higher exposure to the balance sheet and the business quality helped it to outperform the broader market, hence living up to its capital preservation objective.

Even ignoring the pandemic, inflation and rising interest rate environment for a moment, 2021’s stock market defied expectations. The S&P 500 is up more than strategists forecasted this time last year (they called for an increase of about 5%), and it is even having a better year than its historical average (about 10%). The Sharia ETF benefitted from higher exposure to the Real Estate, Information Technology, Health Care and Communications sectors. But under weights in the Financials, Energy and Consumer Cyclicals sectors relative to the S&P 500 detracted from performance. The quality and growth factors performed very well for the fiscal year which may have packed the whole business cycle in it. One of the big takeaways from this year, after the worst of the pandemic became apparent, was the concept of resilience.

In roughly one year, the Sharia ETF’s assets under management more than tripled from $38.82 million to over $123.43 million as of November 30, 2021. Importantly, the Sharia ETF’s assets grew consistently through the market turmoil in the Q3 of year, which we believe demonstrates investor confidence in its resilience.

The Sharia ETF has enjoyed widespread industry recognition early in its life. The Sharia ETF is the only Sharia-compliant, broad market U.S. equities fund in the market and is among handful of all the Sharia-compliant equity ETFs. It has received strong reviews from industry pundits as published in financial media.

FY 2021 Recap

Mark Twain once said, “History doesn’t repeat itself, but it often rhymes”. Year 2021 was a unique investing year, similar to year 2020 which was a year of surprises. Given that both the economic expansion and bull market were only a matter of months old when 2021 began, it is remarkable that the S&P 500 closed at 23.18% for the period ended November 30, 2021. As for the year that was—it was, posting a broad 27.92% gain), and 434 issuers gained for the year, as 96 gained over 50% and 7 declined at least 25%. All 11 sectors posted double-digit gains (7 gained last year, with 5 in the double digits). COVID-19 continued to dominate the news. But it was spending inside, especially via e-commerce, that permitted record earnings, sales, and margins for the S&P 500, as consumer wealth shot up (via equities and home ownership, as well as lower spending), and confinement seemed to boost spending. Also supporting the economy was a friendly Federal Reserve, which kept rates near zero. While the supply shortage is expected to ease, labor shortages (or “displacements”—the new term that has emerged) may be harder to resolve. Telecommuting has also added to the labor change, as it started growing pre-COVID-19 and is now in full swing, with most offices still more empty than full. Still, optimism prevails, as money flowed into the market (which

2

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SHAREHOLDER LETTER (Continued)

helps to keep nervous money managers in), and the S&P 500 posted new closing highs (70 for the S&P 500 in 2021, ranking second only to 1995’s 77).

A new breed of day traders kicked off 2021 with a novel speculative mania. Fueled by a desire to upend the status quo and also turn a profit, amateur investors used social media to drive up shares of companies that hedge fund professionals were shorting. In January alone, video game retailer GameStop (GME) gained as much as 1,700% and AMC Entertainment Holdings (AMC) surged more than 800%. While speculative fervor may have cooled and dynamics within the market shifted, investors had reason to remain optimistic because of the very robust economic recovery. The total market capitalization of the cryptocurrency market tripled during the year. You can see the lack of passion in the fact that fewer stocks were participating in the market’s gains in the back half of the year. While the early months of 2021 saw upwards of 90% of constituents in the S&P 500 trading above their 200-day average, that fell below 60% as the year wore on. In early December, just five stocks—Microsoft (MSFT), Google (GOOG), Apple (AAPL), Nvidia (NVDA) and Tesla (TSLA)—accounted for 51% of the S&P 500’s return since April. Higher inflation, and concerns about how that might derail economic growth and the stock market, was one of the biggest stories of 2021. The year ended with the Consumer Price Index (CPI) rising at the fastest clip on an annual basis since the early 1980s.

The story of the stock market in 2021 would not be complete without mention of the Federal Reserve. What made 2020 and 2021 so strong was the recovery from a macro perspective and a really, really strong push from a policy perspective. Throughout 2021, the Fed kept interest rates near zero and continued pumping billions of dollars into markets each month—measures that encouraged investors to seek out higher-returning assets, like stocks, and contributed to higher inflation. But investors are keenly aware that the Fed’s support will inevitably end. As the Fed eases up its support, investors will once again focus more on whether the fundamentals that drive stock prices—the pace of economic growth and corporate earnings—can support another year of double-digit gains.

As of 11/30/21	Return (12/1/20 – 11/30/21)
Sharia ETF (NAV)	35.40%
S&P 500 Index[1]	27.92%
U.S. Dollar Index [2]	5.90%
Physical Gold[3]	-0.47%
Treasuries[4]	-1.48%
Treasury Inflation-Protected Securities[5]	2.56%

Past performance does not guarantee future results.

Looking Ahead

We remain cautiously bullish about the economic outlook. There likely will be two distinct phases to the path forward. The first, over the next few months, appears challenging. Omicron infections are exploding across the country and leading to partial, localized lockdowns again. These lockdowns are a far cry from April 2020 when 95% of Americans were under stay-at-home orders, but the measures should slow the pace of positive economic performance into year-end. The post-vaccine period should deliver real GDP growth in the excess of 5% in 2022 (according to Factset). While that would be slower than the growth seen past year, it would still be better than the sub-3% expansions seen in recent years before the pandemic.

This leaves us slightly cautious on the near-term outlook, but moderately positive for the medium-term with expensive valuation offset by the positive cycle outlook. The consensus from strategists is the year end 2022 target of 5,000 for the broad market benchmark S&P 500, which implies a 7% gain for the year. This view is underpinned by aggregate earnings per share for the companies in the S&P 500 will come in at $233 in 2022. The baseline view among analysts tracked by FactSet is that the figure will be $220. That outperformance, if it happens, would mark a continuation of a trend that has benefited investors recently. In the third quarter, S&P 500 earnings per share (EPS) was about 10% higher than analysts estimated. While that was less than the beats of above 20% seen in prior quarters, it shows that

1https://finance.yahoo.com/quote/%5EGSPC/chart?p=%5EGSPC

2https://finance.yahoo.com/quote/DX=F?p=DX=F&.tsrc=fin-srch

3https://finance.yahoo.com/quote/GC=F?p=GC=F&.tsrc=fin-srch

4https://www.bloomberg.com/quote/BUC1STAT:IND

5https://finance.yahoo.com/quote/TIP?p=TIP&.tsrc=fin-srch

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SHAREHOLDER LETTER (Continued)

Wall Street continues to underestimate companies’ abilities to generate profits. Analysts are known for making conservative estimates, especially when there is a surge in demand like the one seen in the post-lockdown era.

We have a positive medium-term outlook for economies and corporate earnings. Corporate earnings are forecast to be in the range of the aggregate EPS of $233 for 2022. It would be about 6% higher than the aggregate analyst estimate, and according to Credit Suisse data going back to 2016, companies often beat earnings expectations by about 6%. That is all good for stocks, but one risk to this call on the S&P 500 is that valuations seem a little high. This forecast implies that the S&P 500’s aggregate 2022 earnings multiple—the value of all the stocks in the index relative to total per-share profits—should be 21.5 times. That is where the figure is now, but many see valuations coming down because bond yields could easily head higher.

The 10-year Treasury yield, at 1.68%, is still negative in real terms. It is well below long-term inflation expectations, a rarity historically. Morgan Stanley strategists have forecast a forward earnings multiple of 18, given the risk of higher bond yields. That would make a 7% gain on the S&P 500 very difficult unless earnings rose spectacularly. But Jefferies counters that argument, at least for the near term. “As long as the US Breakeven inflation curve remains inverted [negative real yield], equities will have some room for multiples to expand.” The idea that is if real returns on Treasury debt are negative, investors will still have ample reason to put money into stocks.

Equity markets can often navigate rising bond yields if the reason is better prospects for economic growth, but a rise in the excess of 50 basis points may provide a test. Technology stocks received a large boost to valuation from lower discount rates. The large tech stocks make up around 25% of the S&P 500 capitalization. A bond market led reversal in tech stocks could stall the overall market even if the remaining 75% of the S&P 500 makes post-pandemic gains. Vaccines should allow dislocated sectors to bounce back strongly in the second half of 2022. However, there is a lot of uncertainty about stocks like hotels, which were languishing even before the advent of COVID-19, as the names like Airbnb acted as disruptors. The Sharia ETF excluding some of these names in Sharia screening, will remain beneficial for its performance in 2022. The banks are considered pro-cyclical and by conventional logic an expansion should be positive for banks. The Fed’s focus on generating an inflation overshoot will leave plenty of runway for the expansion to strengthen and broaden. This may benefit real assets, including real estate, commodities and related sectors. We feel that the stocks included in the technology sector has been substituting the stocks in other sectors which were in other sectors like transportation, industrials etc., and in fact has been providing similar economic function. This will call for a potential rotation within the Technology sector from COVID-19 leaders like Zoom and Slack to the companies in Industrial Automation, 5G and electric vehicles. This may provide an added boon to expected performance of the Sharia ETF in the year 2022.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sharia ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.spfunds.com or reach us via email at info@sp-funds.com.

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SHAREHOLDER LETTER (Continued)

The Sukuk ETF

Dear Shareholders,

The SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), a faith-based, fixed income fund, was launched on December 27, 2019, with a view to providing a broad exposure to global sukuks, which are the contracts designed to be Sharia-compliant. The Sukuk ETF seeks to track the performance of the Dow Jones Sukuk Total Return (ex-Reinvestment) Index, which is a diversified mix of sukuks from emerging market sovereigns, corporations and supranational agencies. The Sukuk ETF, though mandated to be investment grade, has an average rating of its constituents at A. It offers a high-income potential with a dividend yield for the period of 2.55%, while offering potential capital preservation relative to similar rated US treasuries. In the last six calendar months of 2021, the expected rise in longer-maturity U.S. Treasury yields created a bear market for interest rates and led to challenging conditions across fixed income. Credit spreads remained rich by historical measures. This was a broadly negative year for bonds, and we expect the volatility to continue. The long end of yield curves across developed markets significantly steepened this past quarter, creating a bear market for interest rates. In the U.S., the yield on the 10-year Treasury note increased more than 30 basis points in the fourth quarter and more than 100 basis points since the first quarter of last year. Although the yield declined somewhat in June 2021, it still remained elevated. Credit spreads remained historically tight, and inflation concerns are high. We see a moderately higher yield and steeper curve versus the current consensus. We do not believe this will result in a replay of the 2013 “taper tantrum.”

Sukuk issuance in 2021 stood at $252 billion, up from $167 billion for the same period last year, according to the “2021 Sukuk Perceptions and Forecast Study” by Refinitiv. Sukuk issuance waned during Q3 after record quarterly issuance in the previous quarter, yet the momentum remained strong. The global secondary sukuk market reached $699 billion in value outstanding in Q3 2021, having grown strongly over the past five years, fueled by the surge in sukuk issuance during the period. Looking ahead, the report projects that sukuk issuance will grow by 10 percent annually over the next five years, reaching $290 billion in 2026. This continued growth in issuance is expected to catch up with the demand for sukuk investment from institutional investors, gradually narrowing the supply-demand gap in the sukuk market from $178 billion in 2021 to $120 billion by 2026.

Central banks, governments, and multilateral institutions dominated sukuk issuances. Local-currency sukuk amounted to 80% of sukuk issuance, while hard-currency issuance amounted to 20%. Some 41.2% of all sukuk issued last year were in Indonesian rupiah, followed by U.S. dollar (19.4%), Malaysian ringgit (16.4%), Saudi riyal (13.5%), and Turkish lira (5%). The sukuk market also witnessed increased activity from sovereigns of non-core Islamic finance jurisdictions. The UK government returned to the market with a £500 million sukuk issuance, seven years after its debut issuance in 2014. Maldives issued its debut sovereign sukuk in the international sukuk market, raising $200 million.

Since inception (December 17, 2019) through the fiscal year ended November 30, 2021, the Sukuk ETF delivered a return of 1.40% (NAV) 1.44% (Market), compared to 4.29% for its index and 2.26% for the Bloomberg Barclays Global Aggregate Bond Index.

The Sukuk ETF enjoyed widespread industry recognition early in its life. ETF.com awarded the Sukuk ETF as the Best New International/Global Fixed Income ETF – 20196. GIFA Islamic Social Finance Award 2020 shortly followed by naming the Sukuk ETF as the “Most Innovative Sukuk Product” of the year in 20207. In roughly one year, the Sukuk ETF’s assets under management increased from $31.12 million at November 30, 2020 to $37.54 million as of November 30, 2021. Importantly, the Sukuk ETF’s assets grew consistently through the market turmoil earlier in the year, which we believe demonstrates investor confidence in its resilience. Based on both quantitative and qualitative factors, we can proudly report that the Sukuk ETF overcame the multitude of market hurdles it faced. Strong performance, substantial asset growth and industry recognition highlight the Sukuk ETF’s accomplishments in this year.

2021 Recap

For the past two years, a set of shared assumptions between market participants and policy makers helped create a somewhat benign investment environment. Inflation would be “transitory,” allowing for a prolonged period of accommodative low rates and stable rate expectations. Ample monetary liquidity would be supplied providing a tailwind for markets to continue to climb. China would answer any domestic slowdown with stimulus, helping to keep global growth on track.

Now, these key assumptions and relationships are in question. The final destination of transitory inflation remains in flux, casting central bank policy into tightening mode in some geographies and uncertainty in the U.S. and Europe. Unprecedented amounts of liquidity

6https://www.etf.com/sections/features-and-news/2019-etfcom-award-winners?nopaging=1

7https://gifaawards.com/winners.php

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SHAREHOLDER LETTER (Continued)

are starting to slowly drain from the financial system, creating risks for market participants that have been reaching for yield. China’s reluctance to inject stimulus into its flagging economy may create waves in global growth projections.

It has not exactly been smooth sailing for fixed income investors in 2021. Bond yields have ridden waves of optimism and pessimism about the economy for most of the year. The faster-than-expected reopening of the economy from COVID-19 shutdowns early in the year led to a surge in yields during the first quarter, only to be followed by a plunge in the summer as virus cases rebounded. By the end of the year, short-term yields have moved up to the highest levels since early 2020 in anticipation of tighter monetary policy, but 10-year Treasury yields have fallen back from the 1.70% level reached in October despite soaring inflation.

The Sukuk ETF yielded total annual return of -0.73% for the fiscal year ended November 30, 2021. Market pricing has pulled forward expectations for future rate hikes, which are running well ahead of the Federal Reserve’s forward guidance. As per market expectation, the market saw the first rate hike in the fourth quarter of 2022 and as many as three hikes in 2023. However, dot plot registered an upward shift in its slope. After a modest move higher in yields, the rates remained more range-bound for 2021. The Fed remained accommodative in 2021 but inflation risks are skewed to the upside.

Both emerging markets (“EM”) rates and currencies markets performed poorly in response to higher U.S. Treasury yields. EM central banks pivoted toward tighter monetary policy, with Brazil’s, Turkey and Russia’s central banks raising interest rates as a response to high inflation. EM bonds may face challenges over the short-term. Idiosyncratic opportunities are present across the quality spectrum and that the long-term attributes of the asset class remain compelling, especially as oil price improvement may result in spread compression in Middle East sovereign spreads. We continue to view overall credit risk of the Sukuk ETF as attractive.

As of 11/30/21	Return (12/1/20 – 11/30/21)
Sukuk ETF (NAV)	-0.73%
Bloomberg Barclays Global Aggregate Bond Index[8]	-3.29%
U.S. Treasuries[9]	-6.40%
U.S. Dollar Index[10]	5.91%
Bloomberg Barclays 1-5 Year Corporate Index[11]	-1.48%
Treasury Inflation-Protected Securities[12]	1.90%

Past performance does not guarantee future results.

Looking Ahead

Throughout 2020/2021, high-yield emerging market bond spreads remained elevated. There has been enormous liquidity supply from central banks to maintain low yields and to compensate any lack of demand. As current debt levels are historically high, a path to tapering stimulus is even narrower than in 2018. Consequently, rates volatility should remain elevated. We see more rough waters ahead in 2022 but also more potential opportunities for bond investors looking for income. Yields will likely move higher for all maturities with more volatility as the support from easy monetary policy ebbs. The yield curve could go through bouts of steepening from time to time, but the long-term trend is likely to be a “bear flattener,” where yields rise but the difference between short- and long-term yields narrows. The high end of the benchmark 10-year Treasury yield may reach in the 1.75% to 2.00% range.

The one trend that we believe is clear for 2022 is that the ultra-loose monetary policies pursued by central banks since the onset of the pandemic are ending. Policy rates have already begun to rise in major emerging market countries in response to rising inflation and steep currency declines. Among the developed markets, Norway and New Zealand have raised rates, while Canada recently ended its bond buying program. Whether the pace is fast or slow, the overall trend is towards “less easy” monetary policy around the globe. Less easy money circulating should mean higher interest rates and a decline in the relative value of risk assets. A low estimate of this “terminal rate” suggests investors do not believe economic growth will be strong enough on a sustained basis to warrant a policy rate much above 2% in this cycle, which is slightly lower than the previous cyclical peak in 2019 and far below the 5.25% levels seen in 2006.

8https://am.jpmorgan.com/us/en/asset-management/adv/products/jpmorgan-u-s-aggregate-bond-etf-etf-shares-46641q241#/performance

9https://finance.yahoo.com/quote/00695B.TWO?p=00695B.TWO

10https: https://finance.yahoo.com/quote/00695B.TWO?p=00695B.TWO //finance.yahoo.com/quote/DX-Y.NYB?p=DX-Y.NYB&.tsrc=fin-srch

11https://www.bloomberg.com/quote/BUC1STAT:IND

12https://finance.yahoo.com/quote/TIP?p=TIP&.tsrc=fin-srch

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SHAREHOLDER LETTER (Continued)

Currently, inflation expectations have risen, but mostly for shorter time horizons. Since the September Federal Open Market Committee (FOMC) meeting, breakeven rates in the Treasury Inflation-Protected Securities (TIPS) market have spiked up for one- and two-year maturities relative to long-term maturities. On the employment outlook, there is still a significant gap to be filled to recover to pre-pandemic levels. It is estimated that 10-year Treasury yields could rise as high as the 1.75% to 2.00% region. Despite setbacks due to supply constraints for many goods, the drivers of economic growth—consumer spending and business investment—look poised to stay firm. Consumers have high levels of assets, the job market is strong, and wages are rising. Corporations have record amounts of liquid assets, and strong earnings, which should fuel investment and hiring. Banks are flush with cash to lend, and fiscal policy is likely to contribute to growth, as well. Financial conditions—the ease with which companies and individuals can obtain funds—are very easy. Historically, when conditions are very loose economic growth is above trend in the following twelve months.

Similarly, the yields may close the gap with inflation expectations. Real yields have been negative since the onset of the pandemic. Widening credit spreads is another likely outcome of declining liquidity in markets. While there may be periods when the yield curve steepens, long-term demand for low-risk bonds remains strong. Aging populations around the globe are driving up savings and the demand for safe yields. Pension funds, insurance companies, and other long-term investors should continue to invest in long-term government bonds to offset their liabilities. Over the past few years, the dollar’s strength has resulted in underperformance by international developed country bonds. Relative interest rate differentials still look supportive to the U.S. bond market, but if global economic cycles and policy rates become more synchronized, the outlook could change.

Compared with a year ago, many of the uncertainties in the world economy have dissipated. Still, longer-term low growth and inflation mean that the environment remains difficult for fixed income investments with narrow spreads. There are opportunities for yield, such as subordinated bonds or emerging market debt in hard currency, along with some corporate credit, compared with sovereign debt yields. Once the 10-year US Treasury note rises closer to 2%, we think it will be time to start building longer duration positions like the Sukuk ETF. Looking forward, we expect such an environment to be favorable for the Sukuk ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows the Sukuk ETF to preserve capital in severe market downturns and participate in stronger market periods (as has been the case in 2020 and 2021). Lot of investors may be questioning the value of including fixed income investments in their portfolios. We disagree with those who suggest abandoning fixed income, especially in exchange for more exotic—and usually more expensive—alternatives. We believe fixed income can still provide diversification against equity risk in your clients’ portfolios.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sukuk ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.spfunds.com or reach us via email at info@sp-funds.com.

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SHAREHOLDER LETTER (Continued)

The Global REIT ETF

Dear Shareholders,

The SP Funds S&P Global REIT Sharia ETF (the “Global REIT ETF”), a faith-based, high income real estate investment trust (“REIT”) fund, was launched on December 29, 2020, with a view to providing a broad exposure to global REITs, which are designed to be Sharia-compliant. The Global REIT ETF seeks to track the performance of the S&P Global All Equity REIT Sharia Capped Index, which is a diversified mix of REITs from developed and emerging markets. The Global REIT ETF is diversified in terms of different real estate sectors and contains technology and Tower REITs. It offers a high-income potential, while offering a potential capital preservation relative to the broad market.

U.S. REITs saw the deepest loss for the major asset classes in 2020 but reversed back strongly in 2021. Some of the commercial properties including Mall, Hotel and the Office REITs, suffered because of pandemic blues. The MSCI U.S. REIT Index shed 7.6% last year, even after factoring in the sector’s relatively rich distributions. A substantial number of REITS were trading below their NAVs on January 1, 2021. That set the stage for the REITs to outperform the broader market in 2021. Strong performance for real estate asset classes was the fuel that drove investors to plow money into REITs at an unprecedented clip. By many measures, investor enthusiasm at the end of 2020 was unlike anything seen in years and marked a sharp turnaround from the pessimism and despair seen at the start of the coronavirus pandemic in March. By November 30, 2021, the Global REIT ETF’s assets under management increased from $1 million at the end of 2020 to over $23.07 million. Importantly, the Global REIT ETF’s assets grew consistently through the REIT underperformance earlier in the year, which we believe demonstrates investor confidence in its resilience. The Global REIT ETF has enjoyed widespread industry recognition early in its life13, as this was the only Sharia-compliant REIT ETF available globally.

FY 2021 Recap

Cheered by the record levels of stimulus and improving economic activity, commercial real estate markets staged a breathtaking recovery, retracing the majority of losses experienced during the last year. This boosted the returns of real assets across the board. Thanks to central bank rate cuts, asset purchases, and special facilities, returns for all types of commercial real estate were positive in 2021. However emerging markets assets lagged the performance of developed market REITs as the emerging market rental yields widened in 2021. Since the Global REIT ETF invests across global markets, it was helped by the improvement in the real assets sentiment.

The Global REIT ETF achieved gains in every single month of 2021. The Global REIT ETF (30.35%) outperformed the S&P 500® Index (23.18%). Corrections and Health Care REITs had the lowest average returns in 2021. Hotels rose more than twice as much as any other property type by November. 12 out of 18 Hotel REITs saw single digit share price declines, but those declines were more than offset by the magnitude of gains for the top performers. Malls, Shopping Centers and Hotels were the hardest hit during the pandemic and government-imposed lockdowns, but led the reopening recovery as they bounced back from extremely depressed share prices. Corrections remained the only REIT property type in the red after the end of year (November 30, 2021). 95% of REIT property types averaged a positive return year, with 90% achieving a double-digit gain.

Dividend yield is an important component of a REIT’s total return. The particularly high dividend yields of the REIT sector are, for many investors, the primary reason for investment in this sector. The large cap REIT premium (relative to small cap REITs) significantly increased during 2019 and further expanded during 2020. However, it narrowed at the start of 2021. Investors are now paying on average about 54% more for each dollar of 2021 funds from operations (FFO)/share to buy large cap REITs than small cap REITs.

As of 11/30/21	Return (1/1/21 – 11/30/21)
Global REIT ETF (NAV)	30.35%
FTSE Nareit U.S. All REITs Index [14]	28.11%
FTSE Nareit U.S. Real Estate 50 Index[15]	29.66%
FTSE Nareit U.S. All Equity REITs Index[16]	28.92%
S&P Global REIT Index[17]	19.73%

Past performance does not guarantee future results.

13https://www.etf.com/sections/features-and-news/2019-etfcom-award-winners?nopaging=1

14https://www.reit.com/data-research/reit-indexes/monthly-index-values-returns

15https://www.reit.com/data-research/reit-indexes/monthly-index-values-returns

16https://www.reit.com/data-research/reit-indexes/monthly-index-values-returns

17https://www.spglobal.com/spdji/en/indices/equity/sp-global-reit/#data

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Looking Ahead

According to the National Association of Real Estate Investment Trusts’ (Nareit) annual outlook for REITs and commercial real estate, REITs entered the pandemic with historically strong balance sheets. With vaccine coverage boosting all sectors, commercial real estate is also likely to face a boost thereby pushing REIT earnings growth throughout 2022.

Lodging/resorts and retail property markets have stabilized, but are unlikely to see significant improvement until travel volumes and shopping patterns get much closer to pre-pandemic patterns. Senior housing properties within the health care sector have experienced a drop in occupancy due to a hesitancy to move in during the pandemic, and higher costs for personnel, PPE, and cleaning supplies. Demand for apartments rebounded quickly in Q1 2022 with falling vacancy rates and an acceleration in rent growth across most metro areas. The underlying assets of REITs will rise in value due to inflation, protecting investors in a way that bonds or other non-appreciating assets can. REITs present both an attractive yield and a great hedge against inflation and thus are well positioned to outperform over this and next year. Looking forward, we expect such an environment to be favorable for the Global REIT ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows the Global REIT ETF to preserve capital in severe market downturns and participate in stronger market periods (as has been the case in 2020/2021).

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Global REIT ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.spfunds.com or reach us via email at info@sp-funds.com.

SHAREHOLDER LETTER (Continued)

9

SP Funds

Past performance does not guarantee future results.

Before investing you should carefully consider the Funds’ investment objectives, risks, charges and expenses. This and other information is in the prospectus. A prospectus may be obtained by visiting www.sp-funds.com. Please read the prospectus carefully before you invest.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Past performance is no indication of future results. Triple-digit or high double-digit performance is attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Performance, especially for short time periods, should not be the sole factor in making your investment decisions.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate each Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. Each Fund is newer with a limited operating history.

Islamic religious law commonly known as Sharia has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which each Fund can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. There may be times when the market is illiquid and it is difficult for the Sukuk ETF to make an investment in or dispose of sukuk.

A real estate investment trust (REIT) is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing. The REIT ETF is expected to be concentrated in REITs. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

The Dow Jones Sukuk Total Return (ex-Reinvestment) is designed to track the performance of global Islamic fixed income securities, also known as sukuk. The index measures an investment (excluding reinvestment) in U.S. dollar-denominated, investment-grade sukuk that have been screened for Shariah compliance.

J.P. Morgan Global Aggregate Bond Index consists of the JPM GABI US, a U.S. dollar denominated, investment-grade index spanning asset classes from developed to emerging markets, and the JPM GABI extends the U.S. index to also include multi-currency, investment-grade instruments.

The S&P 500® index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

The Bloomberg Barclays US Corporate 1-5 Years Bond Index measures the investment grade, fixed-rate, taxable corporate bond market with one to five years left to maturity. It includes USD-denominated securities publicly issued by US and non-US industrial, utility, and financial issuers.

The U.S. dollar index (USDX) is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of the majority of the U.S.’s most significant trading partners. This index is similar to other trade-weighted indexes, which also use the exchange rates from the same major currencies.

The S&P Global REIT serves as a comprehensive benchmark of publicly traded equity REITs listed in both developed and emerging markets.

SHAREHOLDER LETTER (Continued)

10

SP Funds

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market.

The FTSE Nareit Real Estate 50 Index is a headline index that consists of the largest 50 eligible REITs from the FTSE Nareit Composite Index, ranked by market capitalization.

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

The S&P 500® Shariah Industry Exclusions Index is designed to measure the constituents of the S&P 500® Shariah, excluding companies within certain GICS® sub-industries.

The Dow Jones Industrial Average, also known as the Dow 30, is a stock market index that tracks 30 large, publicly-owned blue-chip companies trading on the New York Stock Exchange (NYSE) and the Nasdaq.

The Nasdaq Composite Index is the market capitalization-weighted index of over 3,000 common equities listed on the Nasdaq stock exchange.

Indexes are unmanaged and cannot be invested in directly. Although index returns were gathered from reliable sources, the Fund cannot guarantee their accuracy or completeness.

Shares of the Funds are distributed by Foreside Fund Services, LLC.

SHAREHOLDER LETTER (Continued)

11

Sharia ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the periods ended November 30, 2021:	One Year	Since Inception (12/17/2019)	Ending Value (11/30/2021)
SP Funds S&P 500 Sharia Industry Exclusions ETF - NAV	35.40%	29.56%	$16,597
SP Funds S&P 500 Sharia Industry Exclusions ETF - Market	34.87%	29.52%	16,587
S&P 500® Total Return Index	27.92%	22.06%	14,768
S&P 500 Shariah Industry Exclusions Index	35.33%	29.72%	16,637

This chart illustrates the performance of a hypothetical $10,000 investment made on December 17, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio is 0.49% (as of the Fund’s most recently filed Prospectus dated March 31, 2021).

12

Sukuk ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the periods ended November 30, 2021:	One Year	Since Inception (12/27/2019)	Ending Value (11/30/2021)
SP Funds Dow Jones Global Sukuk ETF - NAV	-0.73%	1.40%	$10,273
SP Funds Dow Jones Global Sukuk ETF - Market	-0.68%	1.44%	10,279
Bloomberg Barclays Global Aggregate Bond Index	-3.29%	2.26%	10,597
Dow Jones Sukuk Total Return Index (ex-Reinvestment)	1.24%	4.29%	10,844

This chart illustrates the performance of a hypothetical $10,000 investment made on December 27, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio from December 27, 2019 through November 29, 2021 was 0.65% and, effective November 30, 2021, the Fund’s expense ratio was reduced to 0.59% (as of the Fund’s most recently filed Prospectus dated March 31, 2021, as supplemented).

13

Global REIT ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the periods ended November 30, 2021:	Since Inception (12/29/2020)	Ending Value (11/30/2021)
SP Funds S&P Global REIT Sharia ETF - NAV	31.98%	$13,198
SP Funds S&P Global REIT Sharia ETF - Market	32.50%	13,250
S&P Global All Equity REIT Shariah Capped Index	32.93%	13,293

This chart illustrates the performance of a hypothetical $10,000 investment made on December 29, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio is 0.69% (as of the Fund’s most recently filed Prospectus dated December 27, 2020).

14

SP Funds

SHARIA ETF PORTFOLIO ALLOCATION at November 30, 2021 (Unaudited)

Sector	% of Net Assets
Technology	38.9%
Consumer (Non-Cyclical)	20.6
Communications	13.6
Consumer (Cyclical)	11.5
Industrials	7.4
Energy	3.3
Basic Materials	2.5
Financials	2.1
Cash & Cash Equivalents (1)	0.1
Total	100.0%

SUKUK ETF PORTFOLIO ALLOCATION at November 30, 2021 (Unaudited)

Sector	% of Net Assets
Foreign Government	53.9%
Financials	21.7
Utilities	10.2
Energy	5.3
Consumer (Non-Cyclical)	4.0
Communications	2.3
Cash & Cash Equivalents (1)	1.5
Basic Materials	0.6
Consumer (Cyclical)	0.5
Total	100.0%

GLOBAL REIT ETF PORTFOLIO ALLOCATION at November 30, 2021 (Unaudited)

Sector	% of Net Assets
Financials	99.7%
Cash & Cash Equivalents (1)	0.3
Total	100.0%

(1)Represents cash, short-term investments and other assets in excess of liabilities.

Sharia ETF

The accompanying notes are an integral part of these financial statements.	15

Schedule of Investments at November 30, 2021

	Shares	Value
Common Stocks — 99.9%

Apparel — 1.2%
Nike, Inc. - Class B	7,137	$1,207,866
Tapestry, Inc.	1,535	61,584
Under Armour, Inc. - Class A (1)	1,029	24,274
Under Armour, Inc. - Class C (1)	1,144	22,960
VF Corp.	1,820	130,549
		1,447,233
Auto Manufacturers — 4.3%
Cummins, Inc.	793	166,332
Tesla, Inc. (1)	4,531	5,186,907
		5,353,239
Auto Parts & Equipment — 0.2%
Aptiv PLC	1,511	242,289

Beverages — 2.1%
The Coca-Cola Co.	21,695	1,137,903
Monster Beverage Corp. (1)	2,097	175,686
PepsiCo, Inc.	7,718	1,233,182
		2,546,771
Biotechnology — 2.3%
Amgen, Inc.	3,171	630,648
Biogen, Inc. (1)	832	196,136
Bio-Rad Laboratories, Inc. - Class A (1)	120	90,384
Corteva, Inc.	4,100	184,500
Illumina, Inc. (1)	819	299,205
Incyte Corp. (1)	1,048	70,971
Moderna, Inc. (1)	1,961	691,115
Regeneron Pharmaceuticals, Inc. (1)	587	373,643
Vertex Pharmaceuticals, Inc. (1)	1,449	270,876
		2,807,478
Building Materials — 0.8%
Carrier Global Corp.	4,846	262,266
Fortune Brands Home & Security, Inc.	760	76,403
Johnson Controls International PLC	3,977	297,321
Martin Marietta Materials, Inc.	348	140,421
Masco Corp.	1,380	90,942
Vulcan Materials Co.	741	142,005
		1,009,358
Chemicals — 2.2%
Air Products and Chemicals, Inc.	1,236	355,276
Albemarle Corp.	644	171,619
DuPont de Nemours, Inc.	2,932	216,851
Ecolab, Inc.	1,390	307,843
FMC Corp.	700	70,133
Linde PLC	2,884	917,516

	Shares	Value
Common Stocks — 99.9% (Continued)

Chemicals — 2.2% (Continued)
PPG Industries, Inc.	1,326	$204,429
The Sherwin-Williams Co.	1,353	448,168
		2,691,835
Commercial Services — 0.4%
Cintas Corp.	489	206,451
Gartner, Inc. (1)	467	145,821
Robert Half International, Inc.	620	68,925
Rollins, Inc.	1,252	41,667
		462,864
Computers — 12.4%
Apple, Inc.	87,697	14,496,314
Cognizant Technology Solutions Corp.	2,935	228,872
Fortinet, Inc. (1)	757	251,407
HP, Inc.	6,708	236,658
NetApp, Inc.	1,251	111,189
		15,324,440
Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	4,711	353,419
The Estee Lauder Companies, Inc. - Class A	1,297	430,695
The Procter & Gamble Co.	13,556	1,959,927
		2,744,041
Distribution & Wholesale — 0.6%
Copart, Inc. (1)	1,189	172,595
Fastenal Co.	3,210	189,936
LKQ Corp.	1,484	82,956
Pool Corp.	224	124,123
W.W. Grainger, Inc.	244	117,464
		687,074
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	3,338	293,210
Generac Holdings, Inc. (1)	352	148,276
		441,486
Electronics — 1.0%
Agilent Technologies, Inc.	1,695	255,775
Allegion PLC	492	60,831
Fortive Corp.	2,001	147,814
Garmin Ltd.	832	111,105
Mettler-Toledo International, Inc. (1)	129	195,323
TE Connectivity Ltd.	1,832	282,000
Trimble, Inc. (1)	1,385	118,930
Waters Corp. (1)	343	112,528
		1,284,306
Energy — Alternate Sources — 0.2%
Enphase Energy, Inc. (1)	752	188,000

Sharia ETF

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)

Environmental Control — 0.5%
Pentair PLC	914	$67,353
Republic Services, Inc.	1,173	155,141
Waste Management, Inc.	2,163	347,529
		570,023
Food — 0.6%
The Hershey Co.	812	144,122
Lamb Weston Holdings, Inc.	799	41,484
McCormick & Co., Inc.	1,373	117,831
Mondelez International, Inc.	7,806	460,085
		763,522
Hand & Machine Tools — 0.1%
Stanley Black & Decker, Inc.	910	159,032

Healthcare — Products — 6.7%
Abbott Laboratories	9,900	1,245,123
ABIOMED, Inc. (1)	253	79,639
Align Technology, Inc. (1)	410	250,727
Baxter International, Inc.	2,792	208,199
Bio-Techne Corp.	217	102,430
Boston Scientific Corp. (1)	7,951	302,695
The Cooper Companies, Inc.	275	103,529
Danaher Corp.	3,548	1,141,179
DENTSPLY SIRONA, Inc.	1,193	58,147
Edwards Lifesciences Corp. (1)	3,481	373,546
Henry Schein, Inc. (1)	774	55,000
Hologic, Inc. (1)	1,394	104,174
IDEXX Laboratories, Inc. (1)	475	288,833
Intuitive Surgical, Inc. (1)	1,992	646,085
Medtronic PLC	7,505	800,783
ResMed, Inc.	813	207,193
STERIS PLC	557	121,721
Stryker Corp.	1,874	443,445
Teleflex, Inc.	261	77,627
Thermo Fisher Scientific, Inc.	2,197	1,390,328
West Pharmaceutical Services, Inc.	413	182,819
Zimmer Biomet Holdings, Inc.	1,166	139,454
		8,322,676
Healthcare — Services — 0.3%
Charles River Laboratories International, Inc. (1)	281	102,809
Laboratory Corp. of America Holdings (1)	540	154,078
Quest Diagnostics, Inc.	682	101,400
		358,287

	Shares	Value
Common Stocks — 99.9% (Continued)

Home Builders — 0.3%
D.R. Horton, Inc.	1,820	$177,814
NVR, Inc. (1)	19	99,281
PulteGroup, Inc.	1,431	71,593
		348,688
Household Products & Wares — 0.5%
Avery Dennison Corp.	460	94,332
Church & Dwight Co., Inc.	1,371	122,540
The Clorox Co.	686	111,715
Kimberly-Clark Corp.	1,881	245,113
		573,700
Internet — 12.1%
Alphabet, Inc. - Class A (1)	1,681	4,770,594
Alphabet, Inc. - Class C (1)	1,573	4,481,540
Booking Holdings, Inc. (1)	229	481,324
CDW Corp.	768	145,428
Etsy, Inc. (1)	707	194,128
F5, Inc. (1)	330	75,101
Meta Platforms, Inc. - Class A (1)	13,312	4,319,211
NortonLifeLock, Inc.	3,202	79,570
Twitter, Inc. (1)	4,456	195,797
VeriSign, Inc. (1)	544	130,511
		14,873,204
Iron & Steel — 0.1%
Nucor Corp.	1,640	174,266

Machinery — Diversified — 0.8%
Dover Corp.	794	130,097
IDEX Corp.	424	95,226
Ingersoll Rand, Inc.	2,263	132,023
Otis Worldwide Corp.	2,383	191,593
Rockwell Automation, Inc.	648	217,858
Westinghouse Air Brake Technologies Corp.	1,056	93,741
Xylem, Inc.	1,006	121,837
		982,375
Mining — 0.2%
Newmont Corp.	4,463	245,108

Miscellaneous Manufacturers — 1.3%
3M Co.	3,231	549,399
A.O. Smith Corp. - Class A	721	56,995
Eaton Corp. PLC	2,226	360,746
Illinois Tool Works, Inc.	1,601	371,672
Trane Technologies PLC	1,327	247,685
		1,586,497
Office & Business Equipment — 0.1%
Zebra Technologies Corp. (1)	298	175,456

Sharia ETF

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)

Oil & Gas — 3.1%
Chevron Corp.	10,800	$1,218,996
ConocoPhillips	7,478	524,432
Coterra Energy, Inc.	4,470	89,758
EOG Resources, Inc.	3,261	283,707
Exxon Mobil Corp.	23,642	1,414,737
Pioneer Natural Resources Co.	1,288	229,676
		3,761,306
Oil & Gas Services — 0.1%
Baker Hughes Co. - Class A	4,627	107,994

Packaging & Containers — 0.1%
Packaging Corp. of America	518	67,646

Pharmaceuticals — 5.5%
Becton Dickinson and Co.	1,604	380,373
Dexcom, Inc. (1)	540	303,799
Eli Lilly & Co.	4,434	1,099,809
Johnson & Johnson	14,701	2,292,327
Merck & Co., Inc.	14,136	1,058,928
Pfizer, Inc.	31,310	1,682,286
		6,817,522
Real Estate Investment Trusts (REITs) — 2.1%
AvalonBay Communities, Inc.	780	186,319
Crown Castle International Corp.	2,414	438,503
Duke Realty Corp.	2,088	121,793
Equinix, Inc.	501	406,912
Equity Residential	1,903	162,345
Healthpeak Properties, Inc.	2,963	97,364
Mid-America Apartment Communities, Inc.	648	133,650
Prologis, Inc.	4,128	622,296
Public Storage	851	278,601
Weyerhaeuser Co.	4,187	157,473
		2,605,256
Retail — 4.9%
Advance Auto Parts, Inc.	355	78,356
AutoZone, Inc. (1)	120	218,048
Dollar Tree, Inc. (1)	1,278	171,035
The Gap, Inc.	1,177	19,456
Genuine Parts Co.	787	100,531
The Home Depot, Inc.	5,938	2,378,822
Lowe’s Companies, Inc.	3,948	965,641
O’Reilly Automotive, Inc. (1)	385	245,692
Ross Stores, Inc.	1,994	217,526
Starbucks Corp.	6,585	721,979
The TJX Companies, Inc.	6,738	467,617

	Shares	Value
Common Stocks — 99.9% (Continued)

Retail — 4.9% (Continued)
Tractor Supply Co.	639	$143,986
Ulta Beauty, Inc. (1)	306	117,489
Walgreens Boots Alliance, Inc.	4,009	179,603
		6,025,781
Semiconductors — 10.2%
Advanced Micro Devices, Inc. (1)	6,774	1,072,798
Analog Devices, Inc.	3,004	541,471
Applied Materials, Inc.	5,104	751,258
Broadcom, Inc.	2,291	1,268,481
IPG Photonics Corp. (1)	191	31,360
KLA Corp.	853	348,135
Lam Research Corp.	796	541,161
Microchip Technology, Inc.	3,061	255,379
Micron Technology, Inc.	6,287	528,108
Monolithic Power Systems, Inc.	241	133,384
NVIDIA Corp.	13,916	4,547,192
NXP Semiconductors NV	1,481	330,796
QUALCOMM, Inc.	6,299	1,137,348
Teradyne, Inc.	921	140,793
Texas Instruments, Inc.	5,156	991,860
		12,619,524
Software — 16.1%
Adobe, Inc. (1)	2,660	1,781,801
Akamai Technologies, Inc. (1)	909	102,444
ANSYS, Inc. (1)	481	188,302
Autodesk, Inc. (1)	1,229	312,400
Cadence Design Systems, Inc. (1)	1,546	274,353
Ceridian HCM Holding, Inc. (1)	753	82,378
Cerner Corp.	1,626	114,552
Microsoft Corp.	41,967	13,873,871
Paycom Software, Inc. (1)	268	117,245
PTC, Inc. (1)	590	64,652
Roper Technologies, Inc.	589	273,384
salesforce.com, Inc. (1)	5,425	1,545,908
ServiceNow, Inc. (1)	1,106	716,356
Synopsys, Inc. (1)	852	290,532
Tyler Technologies, Inc. (1)	228	118,327
		19,856,505
Telecommunications — 1.5%
Arista Networks, Inc. (1)	1,240	153,834
Cisco Systems, Inc.	23,534	1,290,605
Corning, Inc.	4,292	159,190
Juniper Networks, Inc.	1,788	55,661
Motorola Solutions, Inc.	946	239,508
		1,898,798
Textiles — 0.0%
Mohawk Industries, Inc. (1)	310	52,040

Sharia ETF

18	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)

Transportation — 2.5%
C.H. Robinson Worldwide, Inc.	711	$67,609
CSX Corp.	12,623	437,513
Expeditors International of Washington, Inc.	934	113,593
J.B. Hunt Transport Services, Inc.	463	88,507
Kansas City Southern	508	147,752
Norfolk Southern Corp.	1,379	365,807
Old Dominion Freight Line, Inc.	524	186,109
Union Pacific Corp.	3,642	858,201
United Parcel Service, Inc. - Class B	4,067	806,771
		3,071,862
Total Common Stocks
(Cost $96,030,773)		123,247,482

Total Investments In Securities — 99.9%
(Cost $96,030,773)		123,247,482
Other Assets in Excess of Liabilities — 0.1%		182,613
Total Net Assets — 100.0%		$123,430,095

(1)Non-income producing security.

Sukuk ETF

The accompanying notes are an integral part of these financial statements.	19

Schedule of Investments at November 30, 2021

	Shares	Value
Corporate Bonds — 44.6%

Airlines — 0.5%
Unity 1 Sukuk Ltd.
2.394%, 11/03/2025	200,000	$204,499

Banks — 14.3%
AHB Sukuk Co. Ltd.
4.375%, 09/19/2023	200,000	211,374
Boubyan Sukuk Ltd.
2.593%, 02/18/2025	200,000	206,072
DIB Sukuk Ltd.
3.625%, 02/06/2023	400,000	411,724
2.950%, 02/20/2025	400,000	413,620
2.950%, 01/16/2026	400,000	412,976
1.959%, 06/22/2026	200,000	196,424
EI Sukuk Co. Ltd.
1.827%, 09/23/2025	200,000	199,879
Fab Sukuk Co. Ltd.
3.625%, 03/05/2023	200,000	207,420
3.875%, 01/22/2024	400,000	424,393
2.500%, 01/21/2025	200,000	207,359
1.411%, 01/14/2026	200,000	199,270
MAR Sukuk Ltd.
3.025%, 11/13/2024	200,000	208,106
2.210%, 09/02/2025	200,000	202,370
Noor Sukuk Co. Ltd.
4.471%, 04/24/2023	200,000	208,989
QIB Sukuk Ltd.
3.982%, 03/26/2024	400,000	423,912
1.494% (3 Month LIBOR USD + 1.350%), 02/07/2025 (1)	200,000	202,554
1.950%, 10/27/2025	200,000	201,667
QIIB Senior Sukuk Ltd.
4.264%, 03/05/2024	200,000	212,782
SIB Sukuk Co. III Ltd.
4.231%, 04/18/2023	200,000	208,357
2.850%, 06/23/2025	200,000	206,632
Warba Sukuk Ltd.
2.982%, 09/24/2024	200,000	208,334
		5,374,214
Chemicals — 0.6%
Equate Sukuk SPC Ltd.
3.944%, 02/21/2024	200,000	211,665

Commercial Services — 3.4%
D.P. World Crescent Ltd.
3.908%, 05/31/2023	400,000	413,868
4.848%, 09/26/2028	400,000	448,886
3.875%, 07/18/2029	200,000	213,436
3.750%, 01/30/2030	200,000	211,707
		1,287,897

	Shares	Value
Corporate Bonds — 44.6% (Continued)

Diversified Financial Services — 0.6%
DAE Sukuk DIFC Ltd.
3.750%, 02/15/2026	200,000	$207,564

Electric — 10.2%
Saudi Electricity Global Sukuk Co. 2
3.473%, 04/08/2023	400,000	413,841
5.060%, 04/08/2043	400,000	487,512
Saudi Electricity Global Sukuk Co. 3
4.000%, 04/08/2024	400,000	424,601
5.500%, 04/08/2044	400,000	515,444
Saudi Electricity Global Sukuk Co. 4
4.222%, 01/27/2024	200,000	212,383
4.723%, 09/27/2028	400,000	461,541
Saudi Electricity Global Sukuk Co. 5
1.740%, 09/17/2025	200,000	198,996
2.413%, 09/17/2030	200,000	200,336
Tabreed Sukuk SPC Ltd.
5.500%, 10/31/2025	200,000	226,625
TNB Global Ventures Capital Bhd.
3.244%, 10/19/2026	200,000	210,705
4.851%, 11/01/2028	400,000	464,235
		3,816,219
Food — 0.6%
Almarai Sukuk Ltd.
4.311%, 03/05/2024	200,000	211,984

Investment Companies — 0.6%
Senaat Sukuk Ltd.
4.760%, 12/05/2025	200,000	224,671

Oil & Gas — 5.3%
SA Global Sukuk Ltd.
0.946%, 06/17/2024	400,000	394,373
1.602%, 06/17/2026	600,000	591,467
2.694%, 06/17/2031	1,000,000	1,000,306
		1,986,146
Real Estate — 6.2%
Aldar Sukuk Ltd.
4.750%, 09/29/2025	200,000	219,555
Aldar Sukuk No. 2 Ltd.
3.875%, 10/22/2029	200,000	215,600
DIFC Sukuk Ltd.
4.325%, 11/12/2024	200,000	213,466
Emaar Sukuk Ltd.
3.635%, 09/15/2026	200,000	208,205
3.875%, 09/17/2029	200,000	207,943
3.700%, 07/06/2031	200,000	204,005
EMG Sukuk Ltd.
4.564%, 06/18/2024	200,000	212,318

Sukuk ETF

20	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2021 (Continued)

	Shares	Value
Corporate Bonds — 44.6% (Continued)

Real Estate — 6.2% (Continued)
ESIC Sukuk Ltd.
3.939%, 07/30/2024	200,000	$205,328
MAF Sukuk Ltd.
4.500%, 11/03/2025	200,000	217,124
4.638%, 05/14/2029	200,000	221,850
3.933%, 02/28/2030	200,000	213,706
		2,339,100
Telecommunications — 2.3%
Axiata SPV2 Bhd.
4.357%, 03/24/2026	200,000	220,726
2.163%, 08/19/2030	200,000	197,351
Saudi Telecom Co.
3.890%, 05/13/2029	400,000	441,324
		859,401
Total Corporate Sukuk
(Cost $16,643,487)		16,723,360

Foreign Government Sukuk — 53.9%

Multi-National — 11.3%
ICDPS Sukuk Ltd.
1.810%, 10/15/2025	200,000	200,641
IDB Trust Services Ltd.
3.100%, 03/15/2023	400,000	412,797
3.389%, 09/26/2023	400,000	418,837
2.843%, 04/25/2024	600,000	625,943
1.957%, 10/02/2024	600,000	612,484
1.809%, 02/26/2025	600,000	610,473
0.908%, 06/25/2025	600,000	589,214
Isdb Trust Services NO 2 SARL
1.262%, 03/31/2026	800,000	791,500
		4,261,889
Sovereign — 42.6%
Hong Kong Sukuk 2017 Ltd.
3.132%, 02/28/2027	400,000	432,113
KSA Sukuk Ltd.
3.628%, 04/20/2027	1,600,000	1,735,744
4.303%, 01/19/2029	1,000,000	1,137,568
2.969%, 10/29/2029	800,000	840,048
Malaysia Sovereign Sukuk Bhd.
3.043%, 04/22/2025	400,000	423,825
4.236%, 04/22/2045	300,000	384,817
Malaysia Sukuk Global Bhd.
3.179%, 04/27/2026	400,000	430,597
4.080%, 04/27/2046	200,000	251,037

	Shares	Value
Foreign Government Sukuk — 53.9% (Continued)

Sovereign — 42.6% (Continued)
Malaysia Wakala Sukuk Bhd
2.070%, 04/28/2031	200,000	201,008
3.075%, 04/28/2051	200,000	213,981
Perusahaan Penerbit SBSN Indonesia III
3.750%, 03/01/2023	500,000	519,133
3.900%, 08/20/2024	200,000	215,071
4.350%, 09/10/2024	400,000	434,664
4.325%, 05/28/2025	700,000	770,161
2.300%, 06/23/2025	200,000	206,262
4.550%, 03/29/2026	600,000	675,366
1.500%, 06/09/2026	400,000	400,164
4.150%, 03/29/2027	800,000	888,640
4.400%, 03/01/2028	600,000	678,096
4.450%, 02/20/2029	500,000	570,955
2.800%, 06/23/2030	400,000	410,432
2.550%, 06/09/2031	400,000	402,016
3.800%, 06/23/2050	200,000	205,478
3.550%, 06/09/2051	200,000	200,758
RAK Capital
3.094%, 03/31/2025	400,000	419,116
Sharjah Sukuk Ltd.
3.764%, 09/17/2024	200,000	211,504
Sharjah Sukuk Program Ltd.
3.854%, 04/03/2026	400,000	424,407
2.942%, 06/10/2027	400,000	402,800
4.226%, 03/14/2028	400,000	429,532
3.234%, 10/23/2029	440,000	446,346
3.200%, 07/13/2031	200,000	201,879
SoQ Sukuk A Q.S.C
3.241%, 01/18/2023	800,000	823,922
		15,987,440
Total Foreign Government Sukuk
(Cost $20,194,879)		20,249,329

Total Investments in Securities — 98.5%
(Cost $36,838,366)		36,972,689
Other Assets in Excess of Liabilities — 1.5%		568,819
Total Net Assets — 100.0%		$37,541,508

LIBOR London Interbank Offered Rate

(1)Variable rate security; rate shown is the rate in effect on November 30, 2021. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.

Sukuk ETF

The accompanying notes are an integral part of these financial statements.	21

Schedule of Investments at November 30, 2021 (Continued)

Portfolio Diversification	Value	Percentage of Total Investments
Cayman Islands	$20,779,283	56.20%
Indonesia	6,577,196	17.79
Jersey	3,269,748	8.85
Malaysia	2,998,283	8.11
United Arab Emirates	859,320	2.32
Qatar	823,922	2.23
Luxembourg	791,500	2.14
Saudi Arabia	441,324	1.19
Hong Kong	432,113	1.17
Total	$36,972,689	100.0%

Global REIT ETF

22	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2021

	Shares	Value
Common Stocks — 99.7%

Real Estate Management & Services — 0.4%
AEW UK REIT PLC	7,350	$10,735
Home Consortium Ltd.	7,749	40,109
KLCCP Stapled Group - Stapled Security	20,494	31,582
		82,426
REITS - Apartments — 17.1%
Apartment Investment and Management Co.	6,353	47,076
AvalonBay Communities, Inc.	4,697	1,121,972
Camden Property Trust	4,192	692,560
Equity Residential	13,009	1,109,798
Mid-America Apartment Communities, Inc.	4,726	974,738
		3,946,144
REITS - Diversified — 37.9%
Arena REIT	14,598	46,268
Axis Real Estate Investment Trust	46,662	21,827
Charter Hall Social Infrastructure REIT	14,031	37,307
CoreSite Realty Corp.	1,814	310,285
Crown Castle International Corp.	15,244	2,769,073
Custodian REIT PLC	17,806	22,639
Duke Realty Corp.	15,804	921,847
Equinix, Inc.	3,518	2,857,320
Goodman Property Trust	44,191	73,931
IMPACT Growth Real Estate Investment Trust	24,059	13,208
Ingenia Communities Group	15,370	67,023
LXI REIT PLC	29,629	57,936
PotlatchDeltic Corp.	2,836	153,541
PS Business Parks, Inc.	849	148,745
Washington Real Estate Investment Trust	3,451	86,965
Weyerhaeuser Co.	29,789	1,120,364
WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust	66,146	25,126
		8,733,405
REITS - Health Care — 3.6%
Community Healthcare Trust, Inc.	982	42,256
Healthpeak Properties, Inc.	22,799	749,175
Impact Healthcare REIT PLC	14,845	23,293
Universal Health Realty Income Trust	499	27,779
		842,503

	Shares	Value
Common Stocks — 99.7% (Continued)

REITS - Manufactured Homes — 6.4%
Equity LifeStyle Properties, Inc.	7,113	$578,287
Sun Communities, Inc.	4,722	890,475
		1,468,762
REITS - Regional Malls — 0.1%
IGB Real Estate Investment Trust	67,779	26,394

REITS - Shopping Centers — 3.5%
Link REIT	88,092	763,870
NETSTREIT Corp.	1,672	35,681
		799,551
REITS - Storage — 8.6%
Public Storage	6,096	1,995,708

REITS - Warehouse & Industry — 22.1%
BWP Trust	18,449	53,895
EastGroup Properties, Inc.	1,664	338,957
First Industrial Realty Trust, Inc.	5,323	321,562
Frasers Property Thailand Industrial Freehold & Leasehold REIT	82,422	31,308
Prologis, Inc.	18,479	2,785,709
Rexford Industrial Realty, Inc.	5,774	404,642
Segro PLC	50,816	947,262
Terreno Realty Corp.	2,849	216,951
		5,100,286
Total Common Stocks
(Cost $21,113,718)		22,995,179

Rights — 0.0% (1)

REITS - Diversified — 0.0% (1)
Ingenia Communities Group
Expires: 12/3/2021	2,926	62
WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust
Expires: 12/10/2021	6,944	41
		103
Total Rights
(Cost $646)		103

Total Investments in Securities — 99.7%
(Cost $21,113,718)		22,995,282
Other Assets in Excess of Liabilities — 0.3%		72,700
Total Net Assets — 100.0%		$23,067,982

REIT Real Estate Investment Trust

Stapled Security A stapled security is a type of financial instrument. It consists of two or more securities that are contractually bound to form a single salable unit; they cannot be bought or sold separately.

(1)Does not round to 0.5% or (0.5)%, as applicable

SP Funds

The accompanying notes are an integral part of these financial statements.	23

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2021

	Sharia ETF	Sukuk ETF	Global REIT ETF

Assets:
Investments in securities, at value (Note 2)	$123,247,482	$36,972,689	$22,995,282
Cash	540,435	314,711	52,672
Foreign cash (Cost $-, $-, and $1,525, respectively)	—	—	1,461
Receivables:
Fund shares sold	—	16,276	—
Investment securities sold	2,693,665	—	—
Investment interest income	—	257,933	—
Dividends and sukuk income	139,589	—	31,477
Total assets	126,621,171	37,561,609	23,080,892

Liabilities:
Payables:
Investment securities purchased	3,142,955	—	—
Management fees (Note 4)	48,121	20,101	12,910
Total liabilities	3,191,076	20,101	12,910
Net Assets	$123,430,095	$37,541,508	$23,067,982

Components of Net Assets:
Paid-in capital	$96,454,708	$37,697,593	$21,367,649
Total distributable (accumulated) earnings (losses)	26,975,387	(156,085)	1,700,333
Net assets	$123,430,095	$37,541,508	$23,067,982

Net Asset Value (unlimited shares authorized):
Net assets	$123,430,095	$37,541,508	$23,067,982
Shares of beneficial interest issued and outstanding	3,800,000	1,900,000	900,000
Net asset value	$32.48	$19.76	$25.63

Cost of investments	$96,030,773	$36,838,366	$21,113,718

SP Funds

24	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS For the Periods Ended November 30, 2021

	Sharia ETF	Sukuk ETF	Global REIT ETF (1)

Investment Income:
Dividend income (net of foreign withholding tax of $276, $- and $4,102, respectively)	$805,446	$—	$243,084
Sukuk income	—	685,945	—
Total investment income	805,446	685,945	243,084

Expenses:
Management fees (Note 4)	361,300	225,729	89,310
Total expenses	361,300	225,729	89,310
Net investment income (loss)	444,146	460,216	153,774

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,199,052	(222,061)	1,796,600
Foreign currency transactions	—	—	1,051
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	20,834,222	(568,189)	1,881,433
Net realized and unrealized gain (loss) on investments and foreign currency transactions	22,033,274	(790,250)	3,679,084
Net increase (decrease) in net assets resulting from operations	$22,477,420	$(330,034)	$3,832,858

(1)The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to November 30, 2021.

Sharia ETF

The accompanying notes are an integral part of these financial statements.	25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2021	Period Ended November 30, 2020 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$444,146	$236,550
Net realized gain (loss) on investments	1,199,052	(110,666)
Change in net unrealized appreciation/depreciation on investments	20,834,222	6,382,487
Net increase (decrease) in net assets resulting from operations	22,477,420	6,508,371

Distributions to Shareholders:
Net distributions to shareholders	(766,350)	(257,808)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	62,898,225	32,570,237
Total increase (decrease) in net assets	84,609,295	38,820,800

Net Assets:
Beginning of period	38,820,800	—
End of period	$123,430,095	$38,820,800

(1)The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.

(2)Summary of share transactions is as follows:

	Year Ended November 30, 2021		Period Ended November 30, 2020 (1)
	Shares	Value	Shares	Value
Shares sold	2,250,000	$64,359,335	1,700,000	$34,733,727
Shares redeemed	(50,000)	(1,461,110)	(100,000)	(2,163,490)
Net increase (decrease)	2,200,000	$62,898,225	1,600,000	$32,570,237

Sukuk ETF

26	The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2021	Period Ended November 30, 2020 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$460,216	$316,607
Net realized gain (loss) on investments	(222,061)	(68,347)
Change in net unrealized appreciation/depreciation on investments	(568,189)	702,512
Net increase (decrease) in net assets resulting from operations	(330,034)	950,772

Distributions to Shareholders:
Distributable earnings	(460,216)	(341,197)
Return of capital	(410,234)	—
Net distributions to shareholders	(870,450)	(341,197)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	7,618,689	30,513,728
Total increase (decrease) in net assets	6,418,205	31,123,303

Net Assets:
Beginning of period	31,123,303	—
End of period	$37,541,508	$31,123,303

(1)The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.

(2)Summary of share transactions is as follows:

	Year Ended November 30, 2021		Period Ended November 30, 2020 (1)
	Shares	Value	Shares	Value
Shares sold (3)	800,000	$16,043,918	1,525,000	$30,513,728
Shares redeemed (4)	(425,000)	(8,425,229)	—	—
Net increase (decrease)	375,000	$7,618,689	1,525,000	$30,513,728

(3)Net variable fees of $11,553 and $15,086, respectively, for the periods ended November 30, 2021 and November 30, 2020.

(4)Net variable fees of $20,751 and $0, respectively, for the periods ended November 30, 2021 and November 30, 2020.

Global REIT ETF

The accompanying notes are an integral part of these financial statements.	27

STATEMENT OF CHANGES IN NET ASSETS

Period Ended November 30, 2021 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$153,774
Net realized gain (loss) on investments	1,797,651
Change in net unrealized appreciation/depreciation on investments	1,881,433
Net increase (decrease) in net assets resulting from operations	3,832,858

Distributions to Shareholders:
Distributable earnings	(264,912)
Return of capital	(140,438)
Net distributions to shareholders	(405,350)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	19,640,474
Total increase (decrease) in net assets	23,067,982

Net Assets:
Beginning of period	—
End of period	$23,067,982

(1)The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to November 30, 2021.

(2)Summary of share transactions is as follows:

	Period Ended November 30, 2021 (1)
	Shares	Value
Shares sold (3)	1,275,000	$28,587,204
Shares redeemed	(375,000)	(8,946,730)
Net increase (decrease)	900,000	$19,640,474

(3)Net variable fees of $419.

Sharia ETF

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year Ended November 30, 2021	Period Ended November 30, 2020 (1)

Net asset value, beginning of period/year	$24.26	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.17	0.22
Net realized and unrealized gain (loss) on investments	8.36	4.25
Total from investment operations	8.53	4.47

Less Distributions:
From net investment income	(0.18)	(0.21)
From long-term capital gains	(0.13)	—
Total distributions	(0.31)	(0.21)

Net asset value, end of period/year	$32.48	$24.26
Total return (4)	35.40%	22.58	%(3)

Ratios / Supplemental Data:
Net assets, end of period/year (millions)	$123.4	$38.8
Portfolio turnover rate	18%	46	%(3)
Ratio of expenses to average net assets	0.49%	0.49	%(5)
Ratio of net investment income (loss) to average net assets	0.60%	1.06	%(5)

(1)The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

Sukuk ETF

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year Ended November 30, 2021	Period Ended November 30, 2020 (1)

Net asset value, beginning of period/year	$20.41	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.27	0.30
Net realized and unrealized gain (loss) on investments	(0.42)	0.39
Total from investment operations	(0.15)	0.69

Less Distributions:
From net investment income	(0.26)	(0.28)
From return of capital	(0.24)	—
Total distributions	(0.50)	(0.28)

Net asset value, end of period/year	$19.76	$20.41
Total return (4)	(0.73)%	3.48	%(3)(5)

Ratios / Supplemental Data:
Net assets, end of period/year (millions)	$37.5	$31.1
Portfolio turnover rate	28%	15	%(3)
Ratio of expenses to average net assets	0.65%	0.65	%(6)
Ratio of net investment income (loss) to average net assets	1.32%	1.61	%(6)

(1)The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Net increase from payments by affiliates on the disposal of investments due to trade error added 0.11% to this return (Note 4).

(6)Annualized.

Global REIT ETF

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Period Ended November 30, 2021 (1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.26
Net realized and unrealized gain (loss) on investments	6.04
Total from investment operations	6.30

Less Distributions:
From net investment income	(0.29)
From long-term capital gains	(0.15)
From return of capital	(0.23)
Total distributions	(0.67)

Net asset value, end of period	$25.63
Total return (3)(4)	31.98%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$23.1
Portfolio turnover rate (3)	79%
Ratio of expenses to average net assets (5)	0.69%
Ratio of net investment income (loss) to average net assets (5)	1.19%

(1)The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

31

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2021

NOTE 1 – ORGANIZATION

The SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”), the SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), and the SP Funds S&P Global REIT Sharia ETF (the “Global REIT ETF”) (each a “Fund,” and collectively, the “Funds”) are each a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Sharia ETF commenced operations on December 17, 2019, the Sukuk ETF commenced operations on December 27, 2019 and the Global REIT ETF commenced operations on December 29, 2020.

The investment objective of the Sharia ETF is to seek to track the performance, before fees and expenses, of the S&P 500 Shariah Industry Exclusions Index. The investment objective of the Sukuk ETF is to seek to track the performance, before fees and expenses, of the Dow Jones Sukuk Total Return (ex-Reinvestment) Index. The investment objective of the Global REIT ETF is to seek to track the performance, before fees and expenses, of the S&P Global All Equity REIT Shariah Capped Index (the “Global REIT Index”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Sukuk securities, which are financial certificates, similar to bonds, issued in the global markets and structured to comply with Islamic religious law and its investment principles, are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2021:

	Sharia ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$123,247,482	$—	$—	$123,247,482
Total Investments in Securities	$123,247,482	$—	$—	$123,247,482

	Sukuk ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Sukuk (1)	$—	$16,723,360	$—	$16,723,360
Foreign Government Sukuk (2)	—	20,249,329	—	20,249,329
Total Investments in Securities	$—	$36,972,689	$—	$36,972,689

	Global REIT ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$22,995,179	$—	$—	$22,995,179
Rights	—	—	103	103
Total Investments in Securities	$22,995,179	$—	$103	$22,995,282

The following is a reconciliation of Level 3 investments for the Global REIT ETF for which significant unobservable inputs were used to determine fair value:

Investments in Securities at Fair Value
Balance as of December 29, 2020	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(543)
Purchases	646 *
Sales	—
Transfer into and/or out of Level 3	—
Balance as of November 30, 2021	$103

Change in unrealized depreciation during the period for Level 3 investments held at November 30, 2021:	$(543)

*The securities (Rights) are classified as Level 3 securities due to a lack of trading and were valued using the intrinsic value methodology, an alternative valuation methodology previously approved by the Board.

(1)See Schedules of Investments for the industry breakout.

(2)See Schedules of Investments for the security type breakout.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of November 30, 2021, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on sukuk securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Sukuk income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to redemptions in-kind. For the period ended November 30, 2021, the following adjustments were made:

Fund	Paid-In Capital	Total Distributed (Accumulated) Earnings (Losses)
Sharia ETF	$619,902	$(619,902)
Sukuk ETF	—	—
Global REIT ETF	1,867,613	(1,867,613)

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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During the period ended November 30, 2021, the Sharia ETF and Global REIT ETF realized $621,884 and $1,932,805, respectively, in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from undistributed gains to paid-in capital.

J. Recently Issued Accounting Pronouncements. In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may affect a Fund’s ability to invest in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. Management is currently evaluating the impact, if any, of applying this provision.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management is currently evaluating the impact, if any, of applying this provision.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently evaluating the impact, if any, of applying this provision.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Concentration Risk. Each Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of shares of the Funds may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

•Concentration in REITs (Global REIT ETF Only). The Fund concentrates its investments in REITs. A REIT is a company that owns or finances income-producing real estate and meets certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), as more fully described in the Fund’s Statement of Additional Information (“SAI”). Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

B.Credit Risk (Sukuk ETF Only). An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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C.Currency Risk (Global REIT ETF Only). The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

D.Emerging Markets Risk (Sukuk ETF and Global REIT ETF Only). Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including: smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies which may lead to potential errors in index data, index computation and/or index construction. Such conditions may impact the ability of the Funds to buy, sell or otherwise transfer securities; adversely affect the trading market and price for such securities; and/or cause the Funds to decline in value.

E.Equity Market Risk (Sharia ETF and Global REIT ETF Only). The equity securities held in each Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest. Common stocks, such as those held by the Funds, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in each Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

F.Exchange-Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares of the Funds directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Funds may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Funds, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares of the Funds may significantly reduce investment results and an investment in shares of the Funds may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Funds may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Funds will approximate the Fund’s NAV, there may be times when the market price of shares of the Funds are more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares of the Funds or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares of the Funds in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although shares of the Funds are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Funds will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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of the Funds may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Funds.

G.Foreign Government Risk (Sukuk ETF Only). The Fund’s investment in securities issued by foreign governments or their agencies or instrumentalities (sovereign debt), including those that issue sukuk through a secondary issuing vehicle, differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities the Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments that track an index of domestic securities.

H.Foreign Securities Risks (Sukuk ETF and Global REIT ETF Only). Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

I.Geographic Investment Risk (Sukuk ETF Only). To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

•Risks of Investing in Saudi Arabia (Sukuk ETF Only). The ability of foreign investors to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in securities of Saudi Arabian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/ or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia. As of November 30, 2021, 1.2% of the Fund’s total investments were invested in Saudi Arabia.

•Risks of Investing in the United Arab Emirates (Sukuk ETF Only). The economy of the United Arab Emirates (“UAE”) is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The nonoil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re- export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund. As of November 30, 2021, 2.3% of the Fund’s total investments were invested in the UAE.

J.Interest Rate Risk (Sukuk ETF Only). Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

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NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

K.Market Capitalization Risk (Sharia ETF and Global REIT ETF Only).

•Large-Capitalization Investing (Sharia ETF and Global REIT ETF Only). The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing (Global REIT ETF Only). The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing (Global REIT ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

L.Non-Diversification Risk. Because the Funds are “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause each Fund’s overall value to decline to a greater degree than if the Funds held a more diversified portfolio.

M.Sector Risk (Sharia ETF Only). To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. As of November 30, 2021, 38.9% of the Fund’s net assets were invested in the information technology sector.

•Consumer Discretionary Sector Risk. The Fund may invest in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. As of November 30, 2021, 20.6% of the Fund’s net assets were invested in the consumer discretionary sector.

N.Sharia-Compliant Investing Risk. Islamic religious law, commonly known as “Sharia,” has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which the Funds can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

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NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

O.Sukuk Risk (Sukuk ETF only). Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk and interest rate risk. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of sukuk.

P.Tax Risk (Global REIT ETF Only). To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, (i) more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund or (ii) more than 25% of the value of the Fund’s assets would be invested in (a) the securities of any one issuer. Given the concentration of the Global REIT Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Global REIT Index, and the Fund’s efforts to replicate or represent the Global REIT Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser provides oversight of ShariaPortfolio, Inc. (the “Sub-Adviser”), the investment sub-adviser to the Funds.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sharia ETF	0.49%
Sukuk ETF	0.59%**
Global REIT ETF	0.69%

**Effective November 30, 2021, the Management Fee was reduced from 0.65% to 0.59%.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the Management Fee payable to the Adviser (collectively, the “Excluded Expenses”). The Management Fees incurred are paid monthly to the Adviser.

The Sub-Adviser serves as the investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser

39

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

is responsible for ensuring the Funds follow the character of each applicable Index and providing advice with regard to the interpretation of and compliance with Sharia principles.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of each Fund as follows:

Fund	Sub-Advisory Fee
Sharia ETF	0.02%
Sukuk ETF	0.02%
Global REIT ETF	0.02% on first $500 million
0.01% on amounts over $ 500 million

The Sub-Advisory Fees incurred are paid monthly to the Sub-Adviser by the Adviser. The Adviser has entered into an agreement with SP Funds Management, LLC (“SP Funds Management”) and affiliate of the Sub-Adviser, pursuant to which SP Funds Management has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Funds except for the Sub-Advisory Fees payable to the Sub-Adviser and Excluded Expenses. Such expenses incurred by the Funds and paid by SP Funds Management include fees charged by Tidal (defined below), which is the Funds’ administrator and an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the periods ended November 30, 2021, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
Sharia ETF	$15,644,709	$13,637,809
Sukuk ETF	17,016,830	9,641,400
Global REIT ETF (1)	12,553,475	10,907,078

For the periods ended November 30, 2021, there were no purchases or sales of long-term U.S. Government securities.

For the periods ended November 30, 2021, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
Sharia ETF	$62,008,449	$1,407,417
Sukuk ETF	—	—
Global REIT ETF (1)	26,662,049	8,937,597

(1)The Global REIT ETF is for the period December 29, 2020 – November 30, 2021.

40

SP Funds

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended November 30, 2021 and November 30, 2020, were as follows:

Period Ended November 30, 2021
Distributions paid from:	Sharia ETF	Sukuk ETF	Global REIT ETF
Ordinary income	$592,885	$460,216	$215,430
Long-term capital gain	173,465	—	49,482
Return of capital	—	410,234	140,438
Total distributions paid	$766,350	$870,450	$405,350

Period Ended November 30, 2020(1)
Distributions paid from:	Sharia ETF	Sukuk ETF
Ordinary income	$236,097	$316,607
Return of capital	21,711	24,590
Total distributions paid	$257,808	$341,197

As of the most recent fiscal periods ended November 30, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Sharia ETF	Sukuk ETF	Global REIT ETF
Cost of investments(2)	$96,562,994	$36,905,829	$21,294,818
Gross tax unrealized appreciation	28,713,593	531,783	2,093,482
Gross tax unrealized depreciation	(2,029,105)	(464,923)	(393,018)
Net tax unrealized appreciation (depreciation)	26,684,488	66,860	1,700,464
Undistributed ordinary income (loss)	—	—	—
Undistributed long-term capital gain (loss)	290,899	—	—
Total distributable earnings	290,899	—	—
Other accumulated gain (loss)	—	(222,945)	(131)
Total accumulated gain (loss)	$26,975,387	$(156,085)	$1,700,333

(1)The Global REIT ETF was not operational as of the fiscal year ended November 30, 2020.

(2)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of the most recent fiscal year ended November 30, 2021, the Funds had no late year losses and the Sharia ETF, Sukuk ETF, and Global REIT ETF had short-term capital loss carryovers of $0, $222,945, and $0, respectively, which do not expire. During the year ended November 30, 2021, the Sharia ETF utilized $315,763 of short-term loss carryovers.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Global REIT ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2021, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of November 30, 2021	—
Average interest rate	—

Interest expense incurred for the year ended November 30, 2021 is disclosed in the Statement of Operations, if applicable.

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

41

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2021 (Continued)

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 9 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with the Fund’s investment objective but there can be no assurance that it will be successful in doing so.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

42

SP Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
SP Funds S&P 500 Sharia Industry Exclusions ETF,
SP Funds Dow Jones Global Sukuk ETF and
SP Funds S&P Global REIT Sharia ETF
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SP Funds S&P 500 Sharia Industry Exclusions ETF (“Sharia ETF”), SP Funds Dow Jones Global Sukuk ETF (“Sukuk ETF”) and SP S&P Global REIT Sharia ETF (“REIT ETF”) (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of November 30, 2021, and with respect to Sharia ETF, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 17, 2019 (commencement of operations) to November 30, 2020, with respect to Sukuk ETF, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 27, 2019 (commencement of operations) to November 30, 2020 and with respect to REIT ETF, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 29, 2020 (commencement of operations) through November 30, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2022

43

SP Funds

EXPENSE EXAMPLES For the Six Months Ended November 30, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2021 to November 30, 2021.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sharia ETF

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During the Period June 1, 2021 – November 30, 2021 (1)
Actual	$1,000.00	$1,186.60	$2.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.61	$2.48

(1)Expenses are equal to the Fund’s annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

Sukuk ETF

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During the Period June 1, 2021 – November 30, 2021 (2)
Actual	$1,000.00	$995.20	$3.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.81	$3.29

(2)Expenses are equal to the Fund’s annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

44

SP Funds

EXPENSE EXAMPLES For the Six Months Ended November 30, 2021 (Unaudited) (Continued)

Global REIT ETF

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During the Period June 1, 2021 – November 30, 2021 (3)
Actual	$1,000.00	$1,143.70	$3.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.61	$3.50

(3)Expenses are equal to the Fund’s annualized net expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

45

SP Funds

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the SP Funds S&P 500 Sharia Industry Exclusions ETF, SP Funds Dow Jones Global Sukuk ETF, and SP Funds S&P Global REIT Sharia ETF, has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 23, 2021, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2020 through September 30, 2021 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

46

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018); Head of Global Distribution Services, Foreside Financial Group, LLC (broker-dealer) (2016); Managing Director, Head of Global Distribution Services, Beacon Hill Fund Services (broker-dealer) (2015–2016).	28	None
Dusko Culafic c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	28	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Executive Vice President - Head of Capital Markets & Corporate Development, Credijusto (financial technology company) (since 2017); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017).	28	None
Interested Trustee and Executive Officer
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018).	28

Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

47

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer, and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Senior Compliance Advisor, Cipperman Compliance Services, LLC (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal – US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

48

SP Funds

Qualified Dividend Income/Dividends Received Deduction (Unaudited)

For the fiscal year ended November 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Sharia ETF	100.00%
Sukuk ETF	0.00%
Global REIT ETF	13.96%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2021, was as follows:

Sharia ETF	100.00%
Sukuk ETF	0.00%
Global REIT ETF	5.20%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended November 30, 2021, was as follows:

Sharia ETF	19.41%
Sukuk ETF	0.00%
Global REIT ETF	9.93%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (425) 409-9500 or by accessing the Funds’ website at www.sp-funds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (425) 409-9500 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sp-funds.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.sp-funds.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.sp-funds.com.

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
ShariaPortfolio, Inc.
1331 International Pkwy, Suite 2291
Lake Mary, Florida 32746

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SP Funds S&P 500 Sharia Industry Exclusions ETF	SPUS	886364801
SP Funds Dow Jones Global Sukuk ETF	SPSK	886364702
SP Funds S&P Global REIT Sharia ETF	SPRE	886364769

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

SP Funds S&P 500 Sharia Industry Exclusions ETF

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

SP Funds Dow Jones Global Sukuk ETF

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

SP Funds S&P Global REIT Sharia ETF

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 2, 2022

By (Signature and Title)*	/s/ Daniel H. Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	February 3, 2022

* Print the name and title of each signing officer under his or her signature.